Exhibit 10.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE KSW, INC.,	) CONSOLIDATED
SHAREHOLDERS LITIGATION	) C.A. No. 7875-VCG

Settlement Term Sheet

1.	Additional Disclosures In The Recommendation Statement

The Solicitation/Recommendation Statement filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2012 (the “Recommendation Statement”) will be amended to provide additional disclosures, in a form mutually acceptable to Plaintiffs and KSW and attached hereto as Exhibit A, regarding, among other things, (1) the background of, and negotiations relating to, the proposed merger between KSW and Related, including a detailed explanation of KSW’s historical pursuit of corporate opportunities and the timing of the KSW Board’s review of certain transaction documents, (2) an explanation of the method and reasons for calculating “restricted cash” for the Company and the related Adjusted Transaction Multiple, (3) the comparable companies analysis performed by Sandler O’Neill + Partners L.P. (“Sandler”), including disclosure of financial metrics for each peer company, disclosure of the mean financial multiples for peer companies, and clarification that the presentation of peer data is not adjusted to account for restricted cash; (4) the analysis of selected merger transactions performed by Sandler, including detailed disclosure of the selected merger transactions and that the presentation of selected merger transactions is not adjusted to account for restricted cash; and (5) the financial disclosures relating to discounted cash flow analyses performed by Sandler.

2.	Class and Releases

The Class for purposes of this settlement shall be defined to include all shareholders of KSW who are entitled to tender their shares in the tender offer by Kool Acquisitions Corporation pursuant to the Merger Agreement between KSW and Related. KSW or its successor(s) in interest shall be responsible for providing notice of the settlement to the class and shall pay the costs of providing notice to the Class by mail and internet publication in manner directed by the Court.

Subject to the confirmatory deposition of a representative of Related, which is scheduled to take place on October 2, 2012, this settlement shall release any and all claims that have been or could have been made by the Class against any of the Defendants and their affiliates relating to: (i) the Merger, including but not limited to the vote on the Merger; (ii) the disclosures made by or on behalf of KSW through and including consummation of the Merger; and (iii) the compensation received by any Defendant through and including the consummation of the Merger. The settlement shall also release any claims that have been or could have been made by either party or its counsel against any other party or its counsel, relating to the prosecution or defense of this action. The Settlement is subject to Court approval, upon notice to the proposed class.

3.	Attorneys’ Fees And Expenses

The parties have agreed to negotiate in good faith with Plaintiffs regarding the amount of attorneys’ fees and expenses to be sought by Plaintiffs. If no agreement is reached, Defendants reserve the right to object to the amount of fee to be awarded. KSW agrees to pay any attorneys’ fees and expenses in the amount ordered by the Court.

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STIPULATED AND AGREED ON BEHALF OF DEFENDANTS:

RICHARDS, LAYTON & FINGER, P.A.

OF COUNSEL: Michael C. Hefter Stan Chelney BRACEWELL & GIULIANI LLP 1251 Avenue of the Americas New York, New York 10020 (212) 508-6100

Gregory P. Williams (#2168)

Richard P. Rollo (#3994)

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

(302) 651-7700

Attorneys for Defendants Floyd Warkol, Stanley C. Kreitman, John A. Cavanagh, Warren O. Kogan, Edward T. LaGrassa, and KSW, Inc.

DLA PIPER LLP

OF COUNSEL:

Timothy E. Hoeffner

DLA PIPER LLP

1251 Avenue of the Americas

New York, New York 10020

(212) 335-4500

Stacie E. Tobin

DLA PIPER LLP

6225 Smith Avenue

Baltimore, Maryland 21209

(410) 580-3000

John Reed (#3023)

Andrew Sauder (#5560)

919 N. Market Street, 15th Floor

Wilmington, Delaware 19801

(302) 468-5635

Attorneys for Defendants Related Companies L.P., Kool Acquisitions Corporation and Kool Acquisitions LLC

STIPULATED AND AGREED ON BEHALF OF PLAINTIFFS:

ROSENTHAL, MONHAIT & GODDESS, P.A.

OF COUNSEL TO PLAINTIFF McCORMACK:

Carl L. Stine

Matthew Insley-Pruitt

Joshua Saltzman

WOLF POPPER LLP

845 Third Avenue

New York, New York 10022

(212) 759-4600

OF COUNSEL TO PLAINTIFF LAWRENCE FUND

James S. Notis

Jennifer Sarnelli

GARDY & NOTIS, LLP

501 Fifth Avenue

New York, New York

(212) 905-0509

October 1, 2012

Jessica Zeldin (3558) 919 N. Market Street, Suite 1401 Wilmington, Delaware 19801 (302) 656-4433 Counsel for Plaintiffs McCormack and Lawrence Fund

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